Exhibit 10.3

DISCOVER CARD EXECUTION NOTE TRUST
Grantor
U.S. BANK NATIONAL ASSOCIATION
Secured Party
and
U.S. BANK NATIONAL ASSOCIATION
Securities Intermediary
COLLATERAL ACCOUNT CONTROL AGREEMENT
Dated as of [                    ], 2007

          This Collateral Account Control Agreement, dated as of [           ] (this “Agreement”), among DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Grantor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, in its capacity as Indenture Trustee (the “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) (in such capacities, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture, to be dated as of [ ] (the “Indenture”) and the Indenture Supplement for the DiscoverSeries Notes, to be dated as of [ ], in each case between the Grantor and the Secured Party. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.
          WHEREAS, the Grantor has granted to the Secured Party a first priority security interest in the Pledged Accounts (defined below) pursuant to the Indenture;
          WHEREAS, the parties hereto are entering into this Agreement to perfect and ensure the priority of such security interest;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Establishment and Maintenance of Collateral Accounts.
     (a) The Grantor has directed the Securities Intermediary to establish, and the Securities Intermediary hereby does establish, the Collections Account and Issuer Accounts (in each case as defined in the Indenture,) which are listed on Schedule 1 hereto (such accounts including each subaccount thereof and each successor account thereto, collectively, the “Pledged Accounts”) each to be maintained by the Securities Intermediary as a security intermediary in the name of the Secured Party and for which the Secured Party is the customer of the Securities Intermediary, to hold the funds deposited therein, in the case of the Collections Accounts, for the benefit of the Secured Party and the Noteholders, and in the case of the Issuer Accounts, for the benefit of the Secured Party and the applicable Noteholders. The Securities Intermediary covenants and agrees that it shall not change the name or account number of any Pledged Account without the prior written consent of the Secured Party. Schedule I hereto may be amended or supplemented from time to time by written agreement of the parties, and from the date of any such amendment or supplement each account listed thereon (including each subaccount thereof and each successor account thereto) shall also be a Pledged Account hereunder.
     (b) Each of the parties hereto acknowledges and agrees that the Pledged Accounts are intended to be “securities accounts” (as defined in Section 8-501 of the UCC).
     (c) The Securities Intermediary covenants and agrees that: (i) all securities or other property underlying any financial assets credited to any Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or indorsed in blank or credited to another securities account maintained in the name of the Securities Intermediary; (ii) in no case will any financial asset credited to any Securities Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or indorsed in blank; and (iii) all property delivered to the Securities Intermediary pursuant to the Indenture shall be promptly credited to one of the Pledged Accounts.
     Section 2. “Financial Assets” Election.
          The Securities Intermediary hereby agrees that each item of property (including, without limitation, all Permitted Investments and any investment property, financial asset, security, instrument or cash) credited to any Pledged Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
     Section 3. Secured Party’s Control of the Pledged Accounts.
          If at any time the Securities Intermediary shall receive from the Secured Party an entitlement order (i.e., an order directing transfer or redemption of any financial asset relating to a Pledged Account) or instruction (including, without limitation instructions with respect to disposition of funds in the accounts), the Securities Intermediary shall comply with such entitlement order or instruction without further consent by the Grantor or any other Person. If the Grantor is otherwise entitled to give any entitlement orders or instructions with respect to the Pledged Account in accordance with Section 4 hereof and such entitlement orders or instructions conflict with instructions of the Secured Party, the Securities Intermediary shall comply with the entitlement orders and instructions issued by the Secured Party.
     Section 4. Grantor’s Access to the Account.
          If at any time the Secured Party delivers to the Securities Intermediary a notice of sole control in substantially the form set forth in Exhibit A hereto (a “Notice of Sole Control”), the Securities Intermediary agrees that after receipt of such notice, it will take all directions with respect to the Pledged Accounts solely from the Secured Party and shall not comply with instructions or entitlement orders of the Grantor or any other Person.
     Section 5. Subordination of Lien; Waiver of Set-Off.
          In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Pledged Account or any financial assets, cash or other property credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The financial assets, money and other items credited to any Pledged Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Secured Party (except that the Securities Intermediary may set-off the face amount of any checks which have been credited to such Pledged Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 6. Choice of Law.

          This Agreement shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Pledged Account, New York shall be deemed to be the securities intermediary’s “jurisdiction” (within the meaning of Sections 8-110 and 9-304 of the UCC). The Pledged Accounts shall be governed by the laws of the State of New York.
     Section 7. Conflict with Other Agreements.
           In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.
     Section 8. Security Intermediary’s Representations and Warranties; Covenants.
          The Securities Intermediary hereby represents, warrants, covenants and agrees that:
          (a) There are no other agreements entered into between the Securities Intermediary and the Grantor with respect to any Pledged Account.
          (b) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Pledged Accounts and/or any financial assets credited thereto pursuant to which it agrees or has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) of such other Person.
          (c) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders or instructions.
          (d) The Pledged Accounts have been established as set forth in Section 1 of this Agreement and will be maintained in the manner set forth herein until the termination of this Agreement.
          (e) The Securities Intermediary represents and warrants that this Agreement is the legal, valid, binding and enforceable obligation of the Securities Intermediary, enforceable against it in accordance with its terms, subject to (x) the effect of bankruptcy, insolvency, or similar laws affecting generally the enforcement of creditor’s rights and (y) general equitable principles.
     Section 9. Adverse Claims.
          The Securities Intermediary represents and warrants that, except for the claims and interest of the Secured Party and of the Grantor in the Pledged Accounts, it has no actual knowledge of any security interest in, lien on or claim to, or other interest in, any Pledged Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If an officer of the Securities Intermediary receives written notice that any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Accounts or in any financial asset carried therein known to the Securities Intermediary, the Securities Intermediary will promptly notify the Secured Party and the Grantor thereof.
     Section 10. Indemnification of Securities Intermediary.
          (a) The Grantor and the Secured Party hereby agree that (x) the Securities Intermediary is released from any and all liabilities to the Grantor and the Secured Party arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s bad faith, willful misconduct or negligence and (y) the Grantor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any loss, liability or expense incurred without bad faith, willful misconduct or negligence on the part of the Securities Intermediary, its officers, directors and agents, arising out of or in connection with the execution and performance of this Agreement or the maintenance of the Pledged Accounts, including the reasonable costs and expenses of defending themselves against any claim or liability            in connection with the exercise or performance of any of their powers or duties hereunder. Anything in this Agreement notwithstanding, in no event shall the Securities Intermediary or Secured Party be liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Securities Intermediary or the Secured Party has been advised of such loss or damage and regardless of the form of action. The provisions of this Section shall survive termination of this Agreement and the resignation or removal of the Securities Intermediary for any reason.
          (b) This Agreement shall not subject the Securities Intermediary to any duty, obligation or liability except as is expressly set forth herein and the Securities Intermediary shall satisfy those duties expressly set forth in this Agreement so long as it acts without negligence, willful default or fraud. In particular (without implied limitation), the Securities Intermediary need not investigate whether the Secured Party is entitled to give any entitlement order, Notice of Sole Control or any other directions, instructions or other orders in any instance. Without limiting the generality of the foregoing, the Securities Intermediary shall not be subject to any fiduciary or other implied duties, and the Securities Intermediary shall not have any duty to take any discretionary action or exercise any discretionary powers.
     Section 11. Successors; Assignment.
          The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns, except that neither the Grantor nor the Securities Intermediary may delegate their obligations hereunder without the prior written consent of the Secured Party. The Secured Party agrees to send written notice to the Securities Intermediary and Standard & Poor’s of any such delegation.
     Section 12. Notices.

          (a) Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in Person, or when sent by telecopy, electronic mail, or other electronic means and electronic confirmation of error free receipt is received or two (2) Business Days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.
Grantor:
Discover Card Execution Note Trust
c/o Wilmington Trust Company
Rodney Square North, 1100 N. Market Street
Wilmington, Delaware 19890-0001
Attention: [                    ]
Fax: [                    ]
Email: [                    ]
with copies to:
Richards, Layton & Finger, P.A.
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Attention: [                    ]
Fax: (302) 651-7701
Email: [                     ], and
Latham & Watkins LLP
Sears Tower, Suite 5800
233 South Wacker Drive
Chicago, IL 60606
Attention: Ellen Marks
Fax: (312) 993-9767
Email: ellen.marks@lw.com
Secured Party:
U.S. Bank National Association
[                      ]
Attention: [                      ]
Fax: [                      ]
Email: [                      ]
Securities Intermediary:
U.S. Bank National Association
[                      ]
Attention: [                      ]

Fax: [                      ]
Email: [                      ]
          (b) Any party may change its address for notices by giving notice to the other parties hereto in the manner set forth above.
     Section 13. Bankruptcy, Non-Petition and Limited Recourse.
          Notwithstanding any other provision of this Agreement, each of the Secured Party and the Securities Intermediary agrees that it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement, any Supplemental Liquidity Agreement, any Collateral Certificate (including the Series 2007-CC Collateral Certificate), any Pooling and Servicing Agreement (including the DCMT Pooling and Servicing Agreement) and any Series Supplement. Notwithstanding any other provision of this Agreement, the obligations of the Grantor hereunder, if any, shall be limited to amounts available from the Collateral and following their application in accordance with the Indenture, any outstanding obligations of or claims against the Company hereunder shall be extinguished. The provisions of this Section 13 shall survive any termination of this Agreement.
     Section 14. Amendment.
          No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by each of the Grantor, the Secured Party and the Securities Intermediary.
     Section 15. Termination.
           The obligations of the Securities Intermediary to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in each of the Pledged Accounts have been terminated pursuant to the terms of the Indenture and the Secured Party has notified the Securities Intermediary of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Securities Intermediary upon the request of the Grantor on or after the termination of the Secured Party’s security interest in the Pledged Accounts pursuant to the terms of the Indenture. The termination of this Agreement shall not terminate the Pledged Accounts or alter the obligations of the Securities Intermediary to the Grantor pursuant to any other agreement with respect to the Pledged Accounts.
     Section 16. Counterparts.

          This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

DISCOVER CARD EXECUTION NOTE TRUST, as the Grantor

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as the Indenture Trustee

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as the Securities Intermediary

By:

Name:

Title:

[Signature Page to the Collateral Account Control Agreement
for Discover Card Execution Note Trust]

SCHEDULE 1

Exact Name of Account	Account Number

Collections Account

Collections Account – U.S. Bank National Association as Indenture Trustee for the benefit of the Indenture Trustee and the Noteholders	Account No.: [ ]

Issuer Accounts

DiscoverSeries Collections Account – U.S. Bank National Association as Indenture Trustee for the benefit of the Indenture Trustee and the DiscoverSeries Noteholders	Account No.: [ ]

DiscoverSeries Interest Funding Account – U.S. Bank National Association as Indenture Trustee for the benefit of the Indenture Trustee and the DiscoverSeries Noteholders	Account No.: [ ]

DiscoverSeries Principal Funding Account – U.S. Bank National Association as Indenture Trustee for the benefit of the Indenture Trustee and the DiscoverSeries Noteholders	Account No.: [ ]

DiscoverSeries Accumulation Reserve Account – U.S. Bank National Association as Indenture Trustee for the benefit of the indenture Trustee and the DiscoverSeries Noteholders	Account No.: [ ]

DiscoverSeries Class C Reserve Account – U.S. Bank National Association as Indenture Trustee for the benefit of the Indenture Trustee and the DiscoverSeries Noteholders	Account No.: [ ]

DiscoverSeries Class D Reserve Account – U.S. Bank National Association as Indenture Trustee for the benefit of the Indenture Trustee and the DiscoverSeries Noteholders	Account No.: [ ]

Exhibit A
[ Date ]
U.S. Bank National Association, as Securities Intermediary
[                      ]
[                      ]
Attention: [                      ]
          Re: Notice of Sole Control
Ladies and Gentlemen:
     As referenced in the Collateral Account Control Agreement, dated [           ], among Discover Card Execution Note Trust, you and the undersigned, we hereby give you notice of our sole control over each of the Pledged Accounts and all financial assets or funds credited thereto. You are hereby instructed not to accept any entitlement orders with respect to the Pledged Accounts or the financial assets or funds credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction or otherwise directed by us in writing.
     You are instructed to deliver a copy of this notice by mail, facsimile transmission or electronic mail to Discover Card Execution Note Trust.

Very truly yours,

U.S. Bank National Association, as Indenture Trustee and Secured Party

By:

Name:
Title:
cc: Discover Card Execution Note Trust

Exhibit B
[Date]
U.S. Bank National Association, as Securities Intermediary
[                       ]
[                       ]
Attention: [                       ]
          Re: Termination of Collateral Account Control Agreement
     You are hereby notified that the Collateral Account Control Agreement dated [ ], among Discover Card Execution Note Trust, you and the undersigned is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [___] from Discover Card Execution Note Trust or its agent. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to Discover Card Execution Note Trust pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by mail, facsimile transmission or electronic mail to Discover Card Execution Note Trust.

Very truly yours,

U.S. Bank National Association, as Indenture Trustee and Secured Party

By:

Name:
Title: